UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2005

HealthSouth Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-10315 (Commission File Number)	63-0860407 (IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243 (Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On December 13, 2005, representatives of HealthSouth Corporation ("HealthSouth" or the "Company") made a presentation to HealthSouth stakeholders using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. Copies of slides used in the presentation, including graphic images, are available for viewing on the Company's website located at www.healthsouth.com, although we reserve the right to discontinue that availability at any time.

The information contained herein is furnished pursuant to Item 7.01 of Form 8-K, including Exhibit 99 attached hereto, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Cautionary Statements Regarding Presentation

In connection with our efforts to update our stakeholders on our operations and other matters, we are providing an operational and financial update of the Company's business. The presentation contains certain estimates and other forward-looking information which are based on assumptions that we believe, as of the date hereof, are reasonable; however, there will inevitably be differences between such estimates and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. Consequently, there can be no assurance that any estimates and forward-looking statements will be realized. You are cautioned not to place undue reliance on the estimates and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Some factors that may affect the accuracy of forward-looking statements include: completion of the investigations by the United States Department of Justice ("DOJ"); the resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain "qui tam" actions; our ability to successfully refinance our existing public indebtedness as it becomes due; changes, delays in or suspension of reimbursement; completion of the reconstruction of our financial records; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including the implementation of the 75% Rule and the recently adopted rule updating the Inpatient Rehabilitation Facility-Prospective Payment System for fiscal year 2006; competitive pressures in the healthcare industry; and general conditions in the economy and capital markets. You are cautioned not to place undue reliance on the forward-looking statements contained in the presentation.

The presentation contains information relating to fiscal years ended up to and including December 31, 2004 and information relating to the periods after December 31, 2004. The information relating to periods up to and including December 31, 2004 was taken from the financial statements contained in our Form 10-K for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission on December 2, 2005, and which have been audited. The information relating to periods after December 31, 2004 is unaudited and remains subject to change based upon the ongoing efforts to reconstruct our accounting records relating to those periods. Actual results may differ materially from the results presented in the presentation for those periods. No financial statements currently are available for any period after December 31, 2004.

Amounts in the presentation shown for periods after December 31, 2004 were prepared on a basis consistent with amounts shown for periods up to and including December 31, 2004, except that amounts in the presentation shown for periods after December 31, 2004: (a) exclude "Restructuring Charges" (defined below) unless otherwise noted, even though such charges may be recurring; (b) exclude the results of discontinued operations; (c) do not include charges relating to the impairment of assets, if any; and (d) may differ materially from the results presented therein for those periods following the completion of our reconstruction process.

We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The DOJ is investigating our financial reporting and related activities and significant litigation exists regarding these matters. HealthSouth, as well as certain of our past and present officers and directors, is also subject to a number of class action, derivative and individual lawsuits relating to, among other things, allegations of violations of federal securities laws.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained herein includes non-GAAP financial measures, including "Adjusted EBITDA", to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities. "Adjusted EBITDA" as used by HealthSouth in the presentation is consistent with the definition of Adjusted Consolidated EBITDA in our Amended and Restated Credit Agreement dated as of March 21, 2005, which is an exhibit to our Current Report on Form 8-K filed with the SEC on March 22, 2005. In summary, this definition allows us to add back charges to EBITDA classified as "Restructuring Charges" by HealthSouth on or prior to June 30, 2005. These charges are generally not consistent with the definition of restructuring charges as defined by GAAP. Costs which we classify as "Restructuring Charges" are: professional fees associated with litigation, including the class action and shareholder derivate litigation, financial reconstruction process, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction, and Sarbanes-Oxley 404 implementation and non-ordinary course charges incurred after March 19, 2003 and related to the our overall corporate restructuring. Under our Amended and Restated Credit Agreement, professional fees associated with the class-action and shareholder derivative litigation can be added back to EBITDA after June 30, 2005.

Adjusted EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to measure leverage capacity and debt service ability. While it may be useful to measure debt service ability, adjusted EBITDA should not be considered as a measure of financial performance under GAAP.

For non-GAAP financial information contained in the presentation relating to periods up to and including December 31, 2004, the presentation includes a reconciliation of such non-GAAP financial measures to financial measures calculated in accordance with GAAP. Because we currently do not have a balance sheet for any period after December 31, 2004, we are currently unable to provide a presentation of a comparable financial measure for such periods calculated in accordance with GAAP or reconcile non-GAAP financial measures for such periods to a financial measure calculated in accordance with GAAP. In addition, once our reconstruction process is completed for periods after December 31, 2004, changes could occur in the results indicated for such periods.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ Gregory L. Doody
Name: Gregory L. Doody
Title: Executive Vice President, General Counsel and Secretary

Dated: December 13, 2005

EXHIBIT INDEX

Exhibit Number	Description

99	Text of slide presentation of HealthSouth Corporation used in connection with the December 13, 2005 investor conference call.